Exhibit 99.2

BRISTOL-MYERS SQUIBB COMPANY
QUARTERLY TREND ANALYSIS OF REVENUES
(Unaudited, dollars in millions)

Revenues	2013							2014							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Total	$3,831	$4,048	$7,879	$4,065	$11,944	$4,441	$16,385	$3,811	$3,889	$7,700					(4)%	(2)%	—	—
US and Puerto Rico	1,971	2,045	4,016	2,037	6,053	2,265	8,318	1,765	1,901	3,666					(7)%	(9)%	—	—
Europe	946	950	1,896	985	2,881	1,049	3,930	948	908	1,856					(4)%	(2)%	4%	3%
Rest of the World	765	835	1,600	805	2,405	890	3,295	830	811	1,641					(3)%	3%	(4)%	(5)%
Other	149	218	367	238	605	237	842	268	269	537					23%	46%	—	—

% of Revenues	2013							2014
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
US and Puerto Rico	51.4%	50.5%	51.0%	50.1%	50.7%	51.0%	50.8%	46.3%	48.9%	47.6%
Europe	24.7%	23.5%	24.1%	24.2%	24.1%	23.6%	24.0%	24.9%	23.3%	24.1%
Rest of the World	20.0%	20.6%	20.3%	19.8%	20.1%	20.0%	20.1%	21.8%	20.9%	21.3%
Other	3.9%	5.4%	4.6%	5.9%	5.1%	5.4%	5.1%	7.0%	6.9%	7.0%

BRISTOL-MYERS SQUIBB COMPANY
REVENUES AND COMPOSITION OF CHANGE IN REVENUES
FOR THE PERIOD ENDED JUNE 30, 2014
(Unaudited, dollars in millions)

QUARTER-TO-DATE	Revenues		Analysis of % Change
	2014	2013	Total Change	Volume	Price	Foreign Exchange
US and Puerto Rico	$1,901	$2,045	(7)%	(12)%	5%	—
Europe	908	950	(4)%	(1)%	(7)%	4%
Rest of the World	811	835	(3)%	3%	(2)%	(4)%
Other	269	218	23%	N/A	N/A	—
Total	$3,889	$4,048	(4)%	(5)%	1%	—

YEAR-TO-DATE	Revenues		Analysis of % Change
	2014	2013	Total Change	Volume	Price	Foreign Exchange
US and Puerto Rico	$3,666	$4,016	(9)%	(12)%	3%	—
Europe	1,856	1,896	(2)%	2%	(7)%	3%
Rest of the World	1,641	1,600	3%	10%	(2)%	(5)%
Other	537	367	46%	N/A	N/A	—
Total	$7,700	$7,879	(2)%	(2)%	—	—

BRISTOL-MYERS SQUIBB COMPANY
EARNINGS FROM OPERATIONS
(Unaudited, dollars and shares in millions except per share data)

	2013							2014							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net product sales	$2,957	$3,024	$5,981	$3,025	$9,006	$3,298	$12,304	$2,807	$2,770	$5,577					(8)%	(7)%
Alliance and other revenues	874	1,024	1,898	1,040	2,938	1,143	4,081	1,004	1,119	2,123					9%	12%
Total Revenues	$3,831	$4,048	$7,879	$4,065	$11,944	$4,441	$16,385	$3,811	$3,889	$7,700					(4)%	(2)%

Cost of products sold	1,063	1,108	2,171	1,175	3,346	1,273	4,619	968	991	1,959					(11)%	(10)%
Marketing, selling and administrative	994	1,042	2,036	980	3,016	1,068	4,084	957	951	1,908					(9)%	(6)%
Advertising and product promotion	189	218	407	194	601	254	855	163	187	350					(14)%	(14)%
Research and development	930	951	1,881	893	2,774	957	3,731	946	1,416	2,362					49%	26%
Other (income)/expense	(19)	199	180	5	185	20	205	(208)	(104)	(312)					**	**
Total Expenses	3,157	3,518	6,675	3,247	9,922	3,572	13,494	2,826	3,441	6,267					(2)%	(6)%

Earnings Before Income Taxes	$674	$530	$1,204	$818	$2,022	$869	$2,891	$985	$448	$1,433					(15)%	19%
Provision for Income Taxes	51	—	51	126	177	134	311	49	114	163					—	**
Net Earnings	$623	$530	$1,153	$692	$1,845	$735	$2,580	$936	$334	$1,270					(37)%	10%
Net Earnings/(Loss) Attributable to Noncontrolling Interest	14	(6)	8	—	8	9	17	(1)	1	—					**	(100)%
Net Earnings Attributable to BMS	$609	$536	$1,145	$692	$1,837	$726	$2,563	$937	$333	$1,270					(38)%	11%

Diluted Earnings per Common Share*	$0.37	$0.32	$0.69	$0.42	$1.11	$0.44	$1.54	$0.56	$0.20	$0.76					(38)%	10%
Average Common Shares Outstanding - Diluted	1,655	1,660	1,658	1,662	1,659	1,666	1,662	1,666	1,669	1,668					1%	1%
Dividends declared per common share	$0.35	$0.35	$0.70	$0.35	$1.05	$0.36	$1.41	$0.36	$0.36	$0.72					3%	3%

	2013							2014
% of Total Revenues	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Gross Margin	72.3%	72.6%	72.4%	71.1%	72.0%	71.3%	71.8%	74.6%	74.5%	74.6%

Other Ratios
Effective tax rate	7.6%	—	4.2%	15.4%	8.8%	15.4%	10.8%	5.0%	25.4%	11.4%

Other (Income)/Expense	2013							2014							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Interest expense	$50	$50	$100	$46	$146	$53	$199	$54	$46	$100					(8)%	—
Investment income	(25)	(28)	(53)	(23)	(76)	(28)	(104)	(23)	(28)	(51)					—	4%
Provision for restructuring	33	173	206	6	212	14	226	21	16	37					(91)%	(82)%
Litigation charges/(recoveries)	—	(22)	(22)	17	(5)	25	20	29	(20)	9					9%	**
Equity in net income of affiliates	(36)	(50)	(86)	(42)	(128)	(38)	(166)	(36)	(33)	(69)					34%	20%
Gain on sale of product lines, businesses and assets	(1)	—	(1)	—	(1)	(1)	(2)	(259)	7	(252)					N/A	**
Other alliance and licensing income	(57)	(32)	(89)	(31)	(120)	(28)	(148)	(108)	(144)	(252)					**	**
Pension curtailments, settlements and special termination benefits	—	101	101	37	138	27	165	64	45	109					(55)%	8%
Other	17	7	24	(5)	19	(4)	15	50	7	57					—	**
	$(19)	$199	$180	$5	$185	$20	$205	$(208)	$(104)	$(312)					**	**

* Quarterly amounts may not add to the year-to-date totals due to rounding of individual calculations.
** In excess of 100%

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT
FOR THE PERIOD ENDED JUNE 30, 2014
(Unaudited, dollars in millions)
QUARTER-TO-DATE

	2014	2013	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2014 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX
Revenues	$3,889	$4,048	(159)	(4)%	$10	$3,879	—	(4)%
Gross profit	2,898	2,940	(42)	(1)%	N/A	N/A	N/A	N/A
Gross profit excluding specified items(a)	2,937	3,010	(73)	(2)%	N/A	N/A	N/A	N/A
Gross profit excluding specified items as a % of revenues	75.5%	74.4%

Marketing, selling and administrative	951	1,042	(91)	(9)%	2	953	—	(9)%
Marketing, selling and administrative excluding specified items(a)	948	1,041	(93)	(9)%	2	950	—	(9)%

Advertising and product promotion	187	218	(31)	(14)%	—	187	—	(14)%

SG&A excluding specified items as a % of revenues	29.2%	31.1%

Research and development	1,416	951	465	49%	(4)	1,412	(1)%	48%
Research and development excluding specified items(a)	958	951	7	1%	(4)	954	(1)%	—

Research and development excluding specified items as a % of revenues	24.6%	23.5%

YEAR-TO-DATE
	2014	2013	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2014 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX
Revenues	$7,700	$7,879	(179)	(2)%	$(14)	$7,714	—	(2)%
Gross profit	5,741	5,708	33	1%	N/A	N/A	N/A	N/A
Gross profit excluding specified items(a)	5,825	5,863	(38)	(1)%	N/A	N/A	N/A	N/A
Gross profit excluding specified items as a % of revenues	75.6%	74.4%

Marketing, selling and administrative	1,908	2,036	(128)	(6)%	11	1,919	—	(6)%
Marketing, selling and administrative excluding specified items(a)	1,902	2,034	(132)	(6)%	11	1,913	—	(6)%

Advertising and product promotion	350	407	(57)	(14)%	2	352	—	(14)%

SG&A excluding specified items as a % of revenues	29.2%	31.0%

Research and development	2,362	1,881	481	26%	(2)	2,360	(1)%	25%
Research and development excluding specified items(a)	1,856	1,881	(25)	(1)%	(2)	1,854	—	(1)%

Research and development excluding specified items as a % of revenues	24.1%	23.9%

(a) Refer to the Specified Items schedule for further details.
* Foreign exchange (FX) impact determined by the change in a line item's current and prior period results at a common exchange rate and comparing this change to the actual reported change from the same period. This difference is determined to be the FX impact.

BRISTOL-MYERS SQUIBB COMPANY
WORLDWIDE REVENUES FROM OPERATIONS BY PRODUCT
QUARTERLY REVENUES TREND ANALYSIS AND RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT
(Unaudited, dollars in millions)

	2013							2014							Growth $		% Change		EX-FX				FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD	QTD EX-FX $	YTD EX-FX $	Qtr vs. Qtr %	YTD vs. YTD %	Qtr vs. Qtr	YTD vs. YTD
TOTAL	$3,831	$4,048	$7,879	$4,065	$11,944	$4,441	$16,385	$3,811	$3,889	$7,700					$(159)	$(179)	(4)%	(2)%	$3,879	$7,714	(4)%	(2)%	—	—
Virology (a)
Baraclude	366	371	737	378	1,115	412	1,527	406	369	775					(2)	38	(1)%	5%	367	779	(1)%	6%	1%	(1)%
Reyataz	361	431	792	375	1,167	384	1,551	344	362	706					(69)	(86)	(16)%	(11)%	365	713	(15)%	(10)%	(1)%	(1)%
Sustiva Franchise (b)	387	411	798	389	1,187	427	1,614	319	361	680					(50)	(118)	(12)%	(15)%	356	673	(13)%	(16)%	1%	1%
Oncology (a)
Erbitux	162	171	333	183	516	180	696	169	186	355					15	22	9%	7%	187	356	9%	7%	N/A	N/A
Sprycel	287	312	599	316	915	365	1,280	342	368	710					56	111	18%	19%	369	719	18%	20%	—	(1)%
Yervoy	229	233	462	238	700	260	960	271	321	592					88	130	38%	28%	318	588	36%	27%	1%	1%
Neuroscience(a)
Abilify(c)	522	563	1,085	569	1,654	635	2,289	540	555	1,095					(8)	10	(1)%	1%	551	1,089	(2)%	—	1%	1%
Immunoscience(a)
Orencia(d)	320	352	672	375	1,047	397	1,444	363	402	765					50	93	14%	14%	405	774	15%	15%	(1)%	(1)%
Cardiovascular(a)
Eliquis	22	12	34	41	75	71	146	106	171	277					159	243	**	**	170	278	**	**	N/A	N/A

Diabetes Alliance (e)	358	438	796	432	1,228	455	1,683	179	27	206					(411)	(590)	(94)%	(74)%	27	206	(94)%	(74)%	—	—

Mature Products and All Other (f)	817	754	1,571	769	2,340	855	3,195	772	767	1,539					13	(32)	2%	(2)%	764	1,539	1%	(2)%	1%	—

Total Excluding Diabetes Alliance	3,473	3,610	7,083	3,633	10,716	3,986	14,702	3,632	3,862	7,494					252	411	7%	6%	3,852	7,508	7%	6%	—	—

**	In excess of 100%
(a)	Key products listed do not represent all products in the respective therapeutic areas.
(b)
The Sustiva Franchise includes sales of Sustiva and revenue from sales of bulk efavirenz included in the combination therapy, Atripla. Includes alliance and other revenue of $313M and $346M for the three months ended June 30, 2014 and 2013, respectively, and $585M and $670M for the six months ended June 30, 2014 and 2013, respectively.

(c)
Includes revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd. Includes alliance and other revenue of $499M and $454M for three months ended June 30, 2014 and 2013, respectively, and $940M and $849M for the six months ended June 30, 2014 and 2013, respectively.

(d)	Includes Orencia SubQ revenues of $160M and $100M for three months ended June 30, 2014 and 2013, respectively, and $296M and $184M for the six months ended June 30, 2014 and 2013, respectively.
(e)	The six months ended June 30, 2014 includes pre-divestiture revenues of Bydureon, Byetta, Farxiga/Forxiga/Xigduo, Onglyza/Kombiglyze, Symlin and Myalept of $153M and post-divestiture revenues of $53M.
(f)
Represents all other products, including those which have lost exclusivity in major markets, over the counter brands and royalty-related revenue. Includes Plavix revenues of $45M and $44M for the three months ended June 30, 2014 and 2013, respectively, and $93M and $135M for the six months ended June 30, 2014 and 2013, respectively. Additionally, includes Avapro/Avalide revenues of $59M and $56M for the three months ended June 30, 2014 and 2013, respectively, and $115M and $102M for the six months ended June 30, 2014 and 2013, respectively.

BRISTOL-MYERS SQUIBB COMPANY
DOMESTIC REVENUES FROM OPERATIONS BY PRODUCT
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2013							2014							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
TOTAL (a)	$1,971	$2,045	$4,016	$2,037	$6,053	$2,265	$8,318	$1,765	$1,901	$3,666					(7)%	(9)%
Virology
Baraclude	68	73	141	67	208	81	289	70	84	154					15%	9%
Reyataz	193	200	393	189	582	187	769	176	168	344					(16)%	(12)%
Sustiva Franchise (b)	251	275	526	259	785	307	1,092	228	266	494					(3)%	(6)%
Oncology
Erbitux	158	168	326	180	506	176	682	158	178	336					6%	3%
Sprycel	115	135	250	134	384	157	541	145	163	308					21%	23%
Yervoy (c)	159	140	299	130	429	148	577	146	173	319					24%	7%
Neuroscience
Abilify	328	378	706	378	1,084	435	1,519	325	417	742					10%	5%
Immunoscience
Orencia (d)	214	238	452	246	698	256	954	229	254	483					7%	7%
Cardiovascular
Eliquis	17	5	22	27	49	48	97	61	94	155					**	**

Diabetes Alliance (e)	292	320	612	308	920	322	1,242	114	—	114					(100)%	(81)%

Mature Products and All Other (f)	176	113	289	119	408	148	556	113	104	217					(8)%	(25)%

Total Excluding Diabetes Alliance	1,679	1,725	3,404	1,729	5,133	1,943	7,076	1,651	1,901	3,552					10%	4%

**	In excess of 100%
(a)	Domestic revenues include United States and Puerto Rico.
(b)	The Sustiva Franchise includes sales of Sustiva, as well as revenue from sales of bulk efavirenz included in the combination therapy, Atripla.
(c)
Six months ended June 30, 2013 includes $25 million of net sales that were previously deferred until sufficient historical experience to estimate sales returns was developed. The following table provides a reconciliation of the net impact of reversal of previously deferred net sales.

	2014		2013		% Change
	2nd Qtr	6 Months	2nd Qtr	6 Months	Qtr vs. Qtr	YTD vs. YTD

Yervoy Revenues As Reported	173	319	140	299	24%	7%
Reversal of deferred revenues, net	—	—	—	(25)	—	(100)%
Yervoy Revenues - Adjusted	173	319	140	274	24%	16%

(d)	Includes Orencia SubQ revenues of $105M and $82M for three months ended June 30, 2014 and 2013, respectively, and $198M and $153M for the six months ended June 30, 2014 and 2013, respectively.
(e)	Includes Bydureon, Byetta, Farxiga, Onglyza/Kombiglyze and Symlin and Myalept.
(f)	Represents all other products sold in the U.S., including those which have lost exclusivity in major markets.

BRISTOL-MYERS SQUIBB COMPANY
INTERNATIONAL REVENUES FROM OPERATIONS BY PRODUCT
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2013							2014							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
TOTAL	$1,860	$2,003	$3,863	$2,028	$5,891	$2,176	$8,067	$2,046	$1,988	$4,034					(1)%	4%	—	(1)%
Virology
Baraclude	298	298	596	311	907	331	1,238	336	285	621					(4)%	4%	1%	(1)%
Reyataz	168	231	399	186	585	197	782	168	194	362					(16)%	(9)%	(1)%	(2)%
Sustiva Franchise(a)	136	136	272	130	402	120	522	91	95	186					(30)%	(32)%	3%	2%
Oncology
Erbitux	4	3	7	3	10	4	14	11	8	19					**	**	N/A	N/A
Sprycel	172	177	349	182	531	208	739	197	205	402					16%	15%	(1)%	(3)%
Yervoy	70	93	163	108	271	112	383	125	148	273					59%	67%	3%	2%
Neuroscience
Abilify (b)	194	185	379	191	570	200	770	215	138	353					(25)%	(7)%	2%	2%
Immunoscience
Orencia	106	114	220	129	349	141	490	134	148	282					30%	28%	(3)%	(5)%
Cardiovascular
Eliquis	5	7	12	14	26	23	49	45	77	122					**	**	N/A	N/A

Diabetes Alliance (c)	66	118	184	124	308	133	441	65	27	92					(77)%	(50)%	—	—

Mature Products and All Other (d)	641	641	1,282	650	1,932	707	2,639	659	663	1,322					3%	3%	1%	—

Total Excluding Diabetes Alliance	1,794	1,885	3,679	1,904	5,583	2,043	7,626	1,981	1,961	3,942					4%	7%	1%	—

**	In excess of 100%
(a)	The Sustiva Franchise includes sales of Sustiva and revenue from sales of bulk efavirenz included in the combination therapy, Atripla.
(b)	Includes revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.
(c)	Includes Bydureon, Byetta, Forxiga/Xigduo, Onglyza/Kombiglyze, Symlin and Myalept.
(d)	Represents all other products, including those which have lost exclusivity in major markets, over the counter brands and royalty-related revenue.

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF CERTAIN NON-GAAP LINE ITEMS TO CERTAIN GAAP LINE ITEMS
(Unaudited, dollars in millions)

	2013							2014
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Gross Profit	$2,768	$2,940	$5,708	$2,890	$8,598	$3,168	$11,766	$2,843	$2,898	$5,741
Specified items (a)	85	70	155	69	224	102	326	45	39	84
Gross profit excluding specified items	2,853	3,010	5,863	2,959	8,822	3,270	12,092	2,888	2,937	5,825

Marketing, selling and administrative	994	1,042	2,036	980	3,016	1,068	4,084	957	951	1,908
Specified items (a)	(1)	(1)	(2)	(4)	(6)	(10)	(16)	(3)	(3)	(6)
Marketing, selling and administrative excluding specified items	993	1,041	2,034	976	3,010	1,058	4,068	954	948	1,902

Research and development	930	951	1,881	893	2,774	957	3,731	946	1,416	2,362
Specified items (a)	—	—	—	—	—	(16)	(16)	(48)	(458)	(506)
Research and development excluding specified items	930	951	1,881	893	2,774	941	3,715	898	958	1,856

Other (income)/expense	(19)	199	180	5	185	20	205	(208)	(104)	(312)
Specified items (a)	(19)	(239)	(258)	(43)	(301)	(39)	(340)	88	(67)	21
Other (income)/expense excluding specified items	(38)	(40)	(78)	(38)	(116)	(19)	(135)	(120)	(171)	(291)

Effective Tax Rate	7.6%	—	4.2%	15.4%	8.8%	15.4%	10.8%	5.0%	25.4%	11.4%
Specified items (a)	3.4%	13.8%	8.3%	2.4%	5.6%	2.5%	4.6%	18.0%	(4.1)%	10.7%
Effective Tax Rate excluding specified items	11.0%	13.8%	12.5%	17.8%	14.4%	17.9%	15.4%	23.0%	21.3%	22.1%

(a) Refer to the Specified Items schedule for further details. Effective tax rate on the Specified Items represents the difference between the GAAP and Non-GAAP effective tax rate.

BRISTOL-MYERS SQUIBB COMPANY
SPECIFIED ITEMS
(Unaudited, dollars in millions)

	2013							2014
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Accelerated depreciation, asset impairment and other shutdown costs	$—	$—	$—	$—	$—	$36	$36	$45	$39	$84
Amortization of acquired Amylin intangible assets	138	137	275	137	412	137	549	—	—	—
Amortization of Amylin alliance proceeds	(67)	(67)	(134)	(68)	(202)	(71)	(273)	—	—	—
Amortization of Amylin inventory adjustment	14	—	14	—	14	—	14	—	—	—
Cost of products sold	85	70	155	69	224	102	326	45	39	84

Marketing, selling and administrative*	1	1	2	4	6	10	16	3	3	6

Upfront, milestone and other payments	—	—	—	—	—	16	16	15	148	163
IPRD impairments	—	—	—	—	—	—	—	33	310	343
Research and development	—	—	—	—	—	16	16	48	458	506

Provision for restructuring	33	173	206	6	212	14	226	21	16	37
Gain on sale of product lines, businesses and assets	—	—	—	—	—	—	—	(259)	12	(247)
Pension curtailments, settlements and special termination benefits	—	99	99	37	136	25	161	64	45	109
Acquisition and alliance related items	—	(10)	(10)	—	(10)	—	(10)	16	17	33
Litigation charges/(recoveries)	—	(23)	(23)	—	(23)	—	(23)	25	(23)	2
Loss on debt redemption	—	—	—	—	—	—	—	45	—	45
Upfront, milestone and other licensing receipts	(14)	—	(14)	—	(14)	—	(14)	—	—	—
Other (income)/expense	19	239	258	43	301	39	340	(88)	67	(21)

Increase to pretax income	105	310	415	116	531	167	698	8	567	575
Income tax on items above	(35)	(116)	(151)	(40)	(191)	(51)	(242)	(179)	(102)	(281)
Increase/(decrease) to net earnings	$70	$194	$264	$76	$340	$116	$456	$(171)	$465	$294

* Specified items in marketing, selling and administrative are process standardization implementation costs.

BRISTOL-MYERS SQUIBB COMPANY
SELECTED BALANCE SHEET INFORMATION
(Unaudited, dollars in millions)

	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014
Cash and cash equivalents	$1,355	$1,821	$1,771	$3,586	$5,225	$4,282
Marketable securities - current	1,178	978	951	939	1,834	2,893
Marketable securities - long term	3,242	3,223	3,623	3,747	3,558	3,876
Cash, cash equivalents and marketable securities	5,775	6,022	6,345	8,272	10,617	11,051

Short-term borrowings and current portion of long-term debt	(1,372)	(764)	(680)	(359)	(281)	(365)
Long-term debt	(6,522)	(6,442)	(6,532)	(7,981)	(7,367)	(7,372)
Net cash/(debt) position	$(2,119)	$(1,184)	$(867)	$(68)	$2,969	$3,314

BRISTOL-MYERS SQUIBB COMPANY
2014 FULL YEAR PROJECTED DILUTED EPS FROM OPERATIONS
EXCLUDING PROJECTED SPECIFIED ITEMS

Full Year 2014
Projected Diluted Earnings Attributable to Shareholders per Common Share - GAAP	$1.50 to $1.60
Projected Specified Items:
Downsizing and streamlining of worldwide operations	0.18
Upfront and milestone payments, net	0.13
Gain on diabetes business divestiture and other related impacts	(0.28)
Pension settlements	0.06
Impairment Charges	0.13
Other	(0.02)
Total	0.20

Projected Diluted Earnings Attributable to Shareholders per Common Share - Non-GAAP	$1.70 to $1.80

Gross margin as a percentage of revenues on a GAAP and non-GAAP basis for the six months ended June 30, 2014 was 74.6% and 75.6%, respectively. On a non-GAAP basis, the Company projects gross margin as a percentage of revenues for the full year 2014 between 75% and 76%. There is no reliable comparable GAAP measure for this forward-looking information on gross margin. See "—Reconciliation of GAAP and non-GAAP Growth Dollars and Percentages Excluding Foreign Exchange Impact".

Research and development expenses on a GAAP and non-GAAP basis for the six months ended June 30, 2014 were $2.4 billion and $1.9 billion, respectively. On a non-GAAP basis, the Company projects research and development expense for the full year 2014 to grow in the mid single digit range compared to 2013. It is estimated that 30% to 45% of the research and development expenses in 2014 will be incurred on late-stage development programs. There is no reliable comparable GAAP measure for this forward-looking information on research and development. See "—Reconciliation of Certain non-GAAP Line Items to Certain GAAP Line Items".

Marketing, selling and administrative expenses on a GAAP and non-GAAP basis for the six months ended June 30, 2014 were $1.9 billion. On a GAAP basis, expenses for the six months ended June 30, 2014 included specified items of $6 million. On a non-GAAP basis, the Company projects marketing, selling and administrative expenses for the full year 2014 to decrease in the mid single digit range compared to 2013. There is no reliable comparable GAAP measure for this forward-looking information on marketing, selling and administrative expense. See "—Reconciliation of Certain non-GAAP Line Items to Certain GAAP Line Items".

The effective tax rate on a GAAP basis for the six months ended June 30, 2014 was 11.4%. On a non-GAAP basis, for the six months ended June 30, 2014 the effective tax rate was 22.1%. On a non-GAAP basis, the Company projects an annual effective tax rate of approximately 18%. There is no reliable comparable GAAP measure for this forward-looking information on the tax rate. See "—Reconciliation of Certain non-GAAP Line Items to Certain GAAP Line Items".

The GAAP financial results for the full year 2014 will include specified items, including gains on divestitures, expected charges associated with downsizing and streamlining worldwide operations, asset impairments, milestone payments, restructuring, charges and recoveries relating to significant legal proceedings, and pension settlements. The GAAP financial results for the full year 2014 could also include other specified items that have not yet been identified and quantified, including any gains or losses from acquisitions or divestitures, additional upfront, milestone and other licensing payments, charges for in-process research and development and licensed asset impairments, charges and recoveries relating to significant legal proceedings, restructuring activities and significant tax events. For a fuller discussion of certain litigation and other matters that could impact full year GAAP results, as well as the use of non-GAAP financial information, see Bristol-Myers Squibb Reports Second Quarter 2014 Financial Results, July 24, 2014 including “2014 Financial Guidance” and “Use of non-GAAP Financial Information” therein.